Accounts Receivable, Net	6 Months Ended
Jun. 30, 2020
Accounts Receivable, after Allowance for Credit Loss [Abstract]
ACCOUNTS RECEIVABLE, NET

7. ACCOUNTS RECEIVABLE, NET

Trade accounts receivable consist of amounts due from the sale of the Company’s products. Such accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within 30 to 45 days of receipt of the invoice. The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts based on historical collection experience and a review of the current status of trade accounts receivable.

Accounts receivable consisted of the following as of June 30, 2020 and December 31, 2019:

(Amounts in US$’s)	June 30, 2020	December 31, 2019
Account receivables	$2,802,229	$2,859,489
Less: Allowance for doubtful accounts	(1,061,211)	(690,830)
Total account receivables, net	$1,741,018	$2,168,659